EXHIBIT 32.2

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Palmdale Executive Homes, Corp. (the "Company") on Form 10-Q for the period ending March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),  I, Tricia A. Nickson,  Secretary/Treasurer of the Company,  certify,  pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant  to Section 906 of the  Sarbanes-Oxley  Act of 2002,  that, to my knowledge:

(1)  The Report fully  complies with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

Date: May 17, 2010

By: /s/ TRICIA A. NICKSON
___________________________
Tricia A. Nickson
Secretary/Treasurer and Director